UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2009

TECHMEDIA ADVERTISING, INC.
 (Exact name of registrant as specified in its charter)

Commission File Number 000-52945

Nevada	98-0540833
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

c/o 62 Upper Cross Street, #04-01
Singapore  058353
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: 011-65-65323001

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On October 22, 2009, TechMedia Advertising, Inc. (the “Company”) through its wholly owned subsidiary, TechMedia Advertising Mauritius (“TMM”), entered into a Joint Venture Development and Operating Agreement (the “JV Agreement”) with Peacock Media Ltd. (“PML”), an India corporation.

In accordance with the JV Agreement, TMM and PML will form a new private India company (the “JV Company”) where TMM will own 85% and PML will own 15%.  The JV Company will operate the business of displaying mobile digital advertising platforms in public transportation vehicles such as long-distance buses and trains in India (the “Business”).  The newly-fitted buses and trains will display third party commercial contents and advertisements for a fee.

Under the JV Agreement, PML will assign to the JV Company the exclusive rights to use the license to operate the Business on 10,392 long distance buses within the Tamil Nadu State, where PML has a 5 year exclusive license.  The initial Board of Directors of the JV Company will be comprised of two nominees from PML, Messrs. Sandeep Chawla and Kuljit Suri, and three nominees from TMM, Messrs. Johnny Lian, Ratner Vellu and William Goh.

The Company will on a commercially reasonable best effort basis raise up to US$25,000,000 which it anticipates lending in certain tranches through TMM to the JV Company over the first 5 years of the JV Company’s business, which is the initial intended working capital required to install, commission, maintain and commercialize mobile digital advertising platforms onto buses and trains and operate the Business.  Out of the US$25,000,000, US$5,000,000 is to be set aside as a contingency fund for the JV Company’s working capital needs.  During the first year of incorporation of the JV Company, TMM is to advance US$12,270,000 to the JV Company with the first US$1,000,000 to be provided by October 31, 2009 and a subsequent amount of US$4,000,000 to be provided as soon as certain expenses have been incurred by PML and certified by TMM.  Additional amounts of US$1,932,500 are to be advanced by TMM to the JV Company on a yearly basis thereafter, however, the Board of the JV Company may determine to reduce or eliminate such additional capital contributions by TMM depending on the amount of revenues produced by the JV Company available to satisfy the required working capital.

The Company will provide management knowledge and skills to manage the operations of the JV Company while PML will ensure the technical platforms operate smoothly as PML is responsible for the maintenance of the technical platforms and ensuring they remain in good working order at all times.

Upon the JV Company reaching profitability, the profits will be used to pay its 5 directors collectively a management fee equivalent to 10% of the gross profit per quarter subject to a minimum annual fee of US$2,000,000 for the first year, which shall be shared equally among the directors, and the repayment of any TMM loans, and any remaining profit will be distributed to TMM and PML as a dividend on the basis of TMM receiving 85% and PML receiving 15%.

The foregoing description of the JV Agreement does not purport to be complete and is qualified in its entirety by reference to the JV Agreement, which is attached hereto as Exhibit 10.1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 22, 2009, the Company entered into a Corporate Consulting Services Agreement with Johnny Lian Tian Yong having an effective date of September 1, 2009, whereby Mr. Lian will act as the President and CEO of the Company, assist the Company with establishing and maintaining proper internal financial controls and procedures, provide managerial advice and assist the Company with its management and business operations, policy development and reporting requirements for a term of two years ending September 1, 2011 in exchange for the Company paying Mr. Lian US$12,000 per month payable on the last day of each month.

The foregoing description of the Corporate Consulting Services Agreement with Mr. Lian does not purport to be complete and is qualified in its entirety by reference to the Corporate Consulting Services Agreement, which is attached hereto as Exhibit 99.1.

In addition, on October 22, 2009, the Company entered into a Corporate Consulting Services Agreement with William Goh Han Tiang having an effective date of September 1, 2009, whereby Mr. Goh will act as the Company’s Treasurer, assist the Company’s President, CEO and principal accounting officer with establishing and maintaining proper internal financial controls and procedures, provide managerial advice and assist the Company with its management and business operations, policy development and reporting requirements for a term of two years ending September 1, 2011 in exchange for the Company paying Mr. Goh US$8,000 per month payable on the last day of each month.

The foregoing description of the Corporate Consulting Services Agreement with Mr. Goh does not purport to be complete and is qualified in its entirety by reference to the Corporate Consulting Services Agreement, which is attached hereto as Exhibit 99.2.

Furthermore, on October 22, 2009, the Company entered into a Consulting Services Agreement with Ratner Vellu having an effective date of September 1, 2009, whereby Mr. Vellu will assist the Company in its business development and provide consulting services to the Company in the areas of corporate finance and development strategy for a term of two years ending September 1, 2011 in exchange for the Company paying Mr. Vellu US$8,000 per month payable on the last day of each month.

The foregoing description of the Consulting Services Agreement with Mr. Vellu does not purport to be complete and is qualified in its entirety by reference to the Consulting Services Agreement, which is attached hereto as Exhibit 99.3.

Item 8.01.  Other Events

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.4.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	Joint Venture Development and Operating Agreement, dated effective October 22, 2009, among TechMedia Advertising Mauritius and Peacock Media Ltd.

99.1	Corporate Consulting Services Agreement, dated October 22, 2009, but effective September 1, 2009, among the Company and Johnny Lian Tian Yong.

99.2	Corporate Consulting Services Agreement, dated October 22, 2009, but effective September 1, 2009, among the Company and William Goh Han Tiang.

99.3	Consulting Services Agreement, dated October 22, 2009, but effective September 1, 2009, among the Company and Ratner Vellu.

99.4	News release dated October 23, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TechMedia Advertising, Inc.

By:	/s/ Johnny Lian
Name:	Johnny Lian
Title:	President and Director

Date: October 26, 2009